    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 2004
                                               REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                         DELAWARE                                                 13-3937434
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification Number)

                                600 THIRD AVENUE
                            NEW YORK, NEW YORK 10016
    (Address, including zip code, of Registrant's principal executive office)

                         1999 LONG TERM PERFORMANCE PLAN
                            (Full title of the Plan)

                             CHRISTOPHER C. CAMBRIA
                        L-3 COMMUNICATIONS HOLDINGS, INC.
                                600 THIRD AVENUE
                            NEW YORK, NEW YORK 10016
                                 (212) 697-1111
 (Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)

                                    COPY TO:
                            VINCENT PAGANO, JR., ESQ.
                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3954
                                 (212) 455-2000

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                         PROPOSED
                                                                          MAXIMUM         PROPOSED
       TITLE OF SECURITIES TO BE REGISTERED                              OFFERING         MAXIMUM        AMOUNT OF
                                                      AMOUNT TO BE       PRICE PER       AGGREGATE      REGISTRATION
                                                      REGISTERED(1)      SHARE(2)      OFFERING PRICE       FEE
---------------------------------------------------------------------------------------------------------------------

Common Stock, $0.01 par value per share........     12,500,000 shares     $69.25        $865,625,000    $109,674.69
=====================================================================================================================

(1)In addition to the shares set forth in the table, pursuant to Rule 416 under the Securities Act of 1933, as amended, the number of shares registered includes an indeterminable number of shares of common stock issuable under the 1999 Long Term Performance Plan, as this amount may be adjusted as a result of stock splits, stock dividends and antidilution provisions.

(2)Pursuant to Rule 457(h)(1) and Rule 457(c) under the Securities Act of 1933, as amended, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee is based on a price of $69.25 per share, which is the average of the high and low prices of the common stock on the New York Stock Exchange on November 9, 2004
   (within 5 business days before the filing date of this Registration
   Statement).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

              The contents of the earlier registration statement, number
333-78317, are hereby incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 12th day of
November, 2004.

                                 L-3 COMMUNICATIONS HOLDINGS, INC.

                                 By:   /s/ Christopher C. Cambria
                                       --------------------------
                                       Name: Christopher C. Cambria
                                       Title: Senior Vice President -
                                              General Counsel and Secretary

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Christopher C. Cambria, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with this Registration Statement, including to sign and file in the name and on behalf of the undersigned as director or officer of the
Registrant any and all amendments or supplements (including any and all stickers and post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith with the Securities and
Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorney-in-fact and agent, with full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               SIGNATURE                                       TITLE                             DATE
               ---------                                       -----                             ----

/s/ Frank C. Lanza                       Chairman, Chief Executive Officer and Director     November 12, 2004
------------------------------------     (principal executive officer)
Frank C. Lanza

/s/ Robert V. LaPenta                    President, Chief Financial Officer and Director    November 12, 2004
------------------------------------     (principal financial officer)
Robert V. LaPenta

/s/ Michael T. Strianese                 Senior Vice President - Finance (principal         November 12, 2004
------------------------------------     accounting officer)
Michael T. Strianese

 /s/ Claude R. Canizares                 Director                                           November 12, 2004
------------------------------------
Claude R. Canizares

/s/ Thomas A. Corcoran                   Director                                           November 12, 2004
------------------------------------
Thomas A. Corcoran

/s/ Robert B. Millard                    Director                                           November 12, 2004
------------------------------------
Robert B. Millard

                                         Director                                           November   , 2004
------------------------------------
John M. Shalikashvili

/s/ Arthur L. Simon                      Director                                           November 12, 2004
------------------------------------
Arthur L. Simon

/s/ Alan H. Washkowitz                   Director                                           November 12, 2004
---------------------------
Alan H. Washkowitz

/s/ John P. White                        Director                                           November 12, 2004
---------------------------
John P. White

                                INDEX TO EXHIBITS

     Exhibit
     Number                             Description

     4.1                       Form of Common Stock Certificate (incorporated herein by
                               reference to Exhibit 4.1 to Registration Statement on Form
                               S-1 (File No. 333-46975))

     4.2                       Certificate of Incorporation (incorporated herein by
                               reference to Exhibit 3.1 to the Registrant's Quarterly Report
                               on Form 10-Q for the period ended June 30, 2002)

     4.3                       By-Laws (incorporated herein by reference to Exhibit 3.2 to
                               Registration Statement on Form S-1 (File No. 333-46975))

     4.4                       Amendment to the 1999 Long Term Performance Plan effective as of April 27, 2004

     4.5                       Amendment to the 1999 Long Term Performance Plan dated May 5,
                               2004

     5                         Opinion of Simpson Thacher & Bartlett LLP

     23.1                      Consent of PricewaterhouseCoopers LLP

     23.2                      Consent of Simpson Thacher & Bartlett LLP (included in the opinion filed as Exhibit 5 hereto)

     24                        Power of Attorney (included in Part II of this Registration
                               Statement)